Exhibit 23.1



Deloitte                                              Deloitte & Touche LLP
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                                                      New York, NY 10281-1414
                                                      USA

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                                                      www.deloitte.com







INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement No. 000-50237 of VSB Bancorp, Inc. (the "Company") on Form S-8 of our report dated March 5, 2003, incorporated by reference in the Form 10-KSB of the Company for the year ended December 31, 2002.



/s/ DELOITTE & TOUCHE LLP

March 8, 2004